                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2006

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                           1-2299              34-0117420
              ----                           ------              ----------
(State or Other Jurisdiction of         (Commission File      (I.R.S. Employer
Incorporation or Organization)               Number)         Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 25, 2006, the registrant issued an earnings release related to its third quarter ended March 31, 2006 and the text of that announcement is attached hereto as Exhibit 99.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            Exhibit 99 -- Earnings release of Applied Industrial Technologies, Inc. dated April 25, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                                      (Registrant)

                                          By: /s/ Fred D. Bauer
                                              ----------------------------------
                                              Fred D. Bauer
                                              Vice President-General Counsel
                                                    & Secretary
Date:  April 25, 2006

                                                   EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

    99 Earnings release of Applied Industrial Technologies, Inc. dated April 25, 2006.